UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-8709

Western Asset High Income Fund II Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	April 30

Date of reporting period:	January 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH INCOME FUND II INC.

FORM N-Q

JANUARY 31, 2012

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 87.6%
CONSUMER DISCRETIONARY — 18.7%
Auto Components — 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	980,000		$ 1,040,025	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	1,564,362	(a)
Total Auto Components					2,604,387
Automobiles — 1.0%
Chrysler Group LLC/CG Co.-Issuer Inc., Senior Notes	8.250%	6/15/21	1,910,000		1,833,600	(a)
Escrow GCB General Motors	—	—	6,185,000		108,238	*
Escrow GCB General Motors	—	—	7,855,000		137,462	*
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	4,270,000		5,358,850	(b)
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	600,000		622,335
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,107,975	(a)
Total Automobiles					9,168,460
Diversified Consumer Services — 0.7%
Service Corp. International, Senior Notes	7.500%	4/1/27	2,690,000		2,653,012	(b)
Sotheby’s, Senior Notes	7.750%	6/15/15	3,310,000		3,607,900	(b)
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	791,000		731,675	(b)
Total Diversified Consumer Services					6,992,587
Hotels, Restaurants & Leisure — 6.8%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	590,000		594,425
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	6,166,000		5,040,705	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	1,640,000		1,394,000	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	2,875,000		3,130,156	(b)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	5,012,094		5,348,551	(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,528,400	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	4,504,264		3,873,667	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	1,420,000		1,455,500	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.	10.250%	6/15/15	975,000		609	(a)(d)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	2,260,000		2,113,100	(a)(b)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,483,000		1,468,170	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	320,000		344,800	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	2,990,000		2,997,475	(a)(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	2,890,000		3,113,975	(b)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,610,000		1,610,000	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	890,000		1,019,050	(b)
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	2,135,000		2,439,238	(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,445,000		1,365,525	(a)(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	6,540,000		5,379,150	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	420,000		283,500	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	5,040,000		5,481,000	(b)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	3,990,000		4,668,300	(b)
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	1,665,000		1,798,200	(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,980,000		3,061,950	(a)(b)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	1,800,000		1,620,000	(a)(e)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	1,450,000		0	(d)(f)(g)(h)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Hotels, Restaurants & Leisure — continued
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	2,291,000		$ 2,365,458	(a)(b)
Total Hotels, Restaurants & Leisure					64,494,904
Internet & Catalog Retail — 0.5%
Netflix Inc., Senior Notes	8.500%	11/15/17	2,790,000		3,079,462	(b)
QVC Inc., Senior Secured Notes	7.375%	10/15/20	1,515,000		1,662,713	(a)(b)
Total Internet & Catalog Retail					4,742,175
Media — 5.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	840,000		915,600	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,611,812	(b)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	8,615,000		6,310,487	(a)(b)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,530,000		998,325	(a)(b)
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,683,750	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,100,862	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,050,000		1,149,750
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	2,190,000		2,299,500
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	2,039,000		2,161,340	(a)(i)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	2,360,000		2,442,600
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG, Senior Secured Notes	7.500%	3/15/19	260,000		278,850	(a)(b)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	2,800,000		2,436,000	(a)(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	6,049,729	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	740,000		852,850	(b)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	250,000		279,688	(b)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	2,960,000	EUR	3,474,965	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,060,000		1,033,500	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	2,100,000		2,100,000	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	2,020,000		2,110,900	(a)(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,265,000		1,382,013	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	4,500,000	EUR	5,709,637	(a)
Total Media					51,382,158
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,780,000		3,491,775	(b)
Specialty Retail — 2.5%
American Greetings Corp., Senior Notes	7.375%	12/1/21	3,300,000		3,353,625
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	3,970,258	(a)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		649,800	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	4,540,000		4,063,300	(b)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	2,000,000		2,129,800	(b)
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	7,020,000		7,510,698	(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,800,000		1,818,000	(a)(b)
Total Specialty Retail					23,495,481
Textiles, Apparel & Luxury Goods — 1.1%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	3,603,677	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,235,000	(a)(b)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	5,285,000		5,820,106	(b)
Total Textiles, Apparel & Luxury Goods					10,658,783
TOTAL CONSUMER DISCRETIONARY					177,030,710

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CONSUMER STAPLES — 1.6%
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,900,000	$ 1,971,250	(a)
Food Products — 1.0%
Del Monte Corp., Senior Notes	7.625%	2/15/19	4,990,000	4,933,862
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	1,250,000	1,276,563	(a)(b)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,800,000	2,527,000	(a)(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	514,000	606,520	(b)
Total Food Products				9,343,945
Household Products — 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	300,000	321,000	(a)(b)
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,162,350	(a)
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	800,000	834,000	(a)
Total Personal Products				1,996,350
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,180,000	1,153,450	(b)
TOTAL CONSUMER STAPLES				14,785,995
ENERGY — 11.9%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,480,000	1,539,200
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	225,000	235,969	(b)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	4,905,000	4,929,525	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	2,730,000	2,907,450	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,320,000	1,379,400	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	1,710,000	1,829,700	(a)(b)
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	770,000	812,350	(b)
SESI LLC, Senior Notes	7.125%	12/15/21	4,190,000	4,556,625	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	7,450,000	8,288,125	(b)
Total Energy Equipment & Services				26,478,344
Oil, Gas & Consumable Fuels — 9.1%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	2,280,000	2,604,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	2,140,000	2,161,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	690,000	696,900	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,340,000	1,353,400	(b)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	2,160,000	2,322,000	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	1,545,000	1,687,913	(b)
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	1,120,000	1,159,200	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,124,712	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	6,326,375	4,934,572	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,600,000	1,744,000	(b)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,875,000	2,142,188	(b)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	2,810,000	3,119,100	(b)
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	285,000	308,088	(b)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	4,440,000	3,885,000	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,480,000	2,631,900	(a)(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,836,100	(a)(i)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,385,250
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,417,875	(a)(i)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	4,830,000	3,489,675	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,220,000	$ 1,314,550	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	6,067,000	6,870,877
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,325,736	(i)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	360,000	411,737	(b)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	3,640,000	1,092,000	(a)(b)(d)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	320,000	96,000	(a)(b)(d)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	2,915,000	3,293,950	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	2,260,000	2,553,800	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	868,175	(a)(b)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	7,344,000	7,876,440	(b)
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	820,000	803,600
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000	586,975	(b)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	990,000	1,009,800
Teekay Corp., Senior Notes	8.500%	1/15/20	4,810,000	4,834,050	(b)
Tesoro Corp., Senior Notes	6.250%	11/1/12	2,000,000	2,060,000	(b)
TNK-BP Finance SA	6.625%	3/20/17	230,000	245,813	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	270,000	297,675	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,567,225	(a)(i)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	225,500	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,400,000	1,344,000	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	1,160,000	1,238,300	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,940,000	2,396,100	(a)(b)
Total Oil, Gas & Consumable Fuels				86,316,476
TOTAL ENERGY				112,794,820
FINANCIALS — 6.0%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	2,304,328	(b)
Commercial Banks — 1.5%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	970,000	955,450	(a)(b)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	1,560,000	1,580,391	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	630,000	732,047	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,106,264	2,108,897	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,710,000	1,410,750	(a)(b)(e)(j)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000	3,554,382	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	2,970,000	2,316,600	(b)(e)(j)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,840,000	1,762,703
Total Commercial Banks				14,421,220
Consumer Finance — 1.1%
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	4,210,000	4,053,178
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,431,650	(b)
Total Consumer Finance				10,484,828
Diversified Financial Services — 2.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	820,000	875,209
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,498,000	2,891,435	(b)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	2,160,000	2,273,400	(b)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	2,402,000	2,447,038	(b)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,480,000	1,460,474
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,715,037	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	5,736,850	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,311,200	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Financial Services — continued
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	2,150,000		$ 2,136,563	(b)
Total Diversified Financial Services					23,847,206
Insurance — 0.6%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	400,000		390,000	(e)
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000		3,671,218	(b)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	890,000		715,159	(b)(e)(j)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,179,750	(a)(b)
Total Insurance					5,956,127
TOTAL FINANCIALS					57,013,709
HEALTH CARE — 5.9%
Biotechnology — 0.2%
Grifols Inc., Senior Notes	8.250%	2/1/18	1,390,000		1,532,475
Health Care Equipment & Supplies — 0.2%
Biomet Inc., Senior Notes	10.000%	10/15/17	520,000		564,200	(b)
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,370,000		1,493,300	(b)(c)
Total Health Care Equipment & Supplies					2,057,500
Health Care Providers & Services — 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,920,000		1,929,600
American Renal Associates Holdings Inc., Senior Notes	10.250%	3/1/16	3,344,167		3,375,656	(b)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	2,390,000		2,593,150	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,880,000		2,016,300
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,050,000		4,166,437	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	9,225,000		8,533,125	(b)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,840,000		1,757,200	(a)(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,610,000		1,740,813	(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	460,000		495,650	(a)(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		1,155,150	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	1,325,000		1,023,563	(b)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	3,520,000		3,924,800	(b)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	960,000		1,020,000	(b)
INC Research LLC, Senior Notes	11.500%	7/15/19	1,380,000		1,276,500	(a)(b)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	2,850,000		2,593,500	(a)(b)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	1,480,000		1,246,900	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	2,277,000		2,635,627	(b)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,120,000		1,272,600	(b)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	4,030,000		4,171,050	(b)(c)
US Oncology Inc. Escrow	—	—	1,760,000		26,400	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	2,225,000		2,341,812	(b)
Total Health Care Providers & Services					49,295,833
Pharmaceuticals — 0.3%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,106,618	(a)
TOTAL HEALTH CARE					55,992,426
INDUSTRIALS — 15.4%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,880,000		1,931,700	(a)(b)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	3,717,000		3,986,482	(b)
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	170,000		176,800	(a)(b)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	370,000		388,500	(a)(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,820,000		5,121,250	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,859,200	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Aerospace & Defense — continued
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,360,000		$ 4,381,800	(a)(b)
Total Aerospace & Defense					17,845,732
Air Freight & Logistics — 0.1%
TGI International Ltd., Senior Notes	9.500%	10/3/17	500,000		545,625	(a)(i)
Airlines — 2.6%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,529,834		1,438,044	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	3,744,504
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,647,386		4,955,508	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	8,390,000		8,809,500	(a)(b)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	7,016		7,051
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,677,884		1,686,273	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	636,436		665,076	(b)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	1,040,000		1,112,800	(a)(b)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	1,737,000		1,823,850	(a)(b)
Total Airlines					24,242,606
Building Products — 1.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,067,400		864,594	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	3,970,000		4,277,675	(a)(b)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	2,260,000		2,508,600	(a)(i)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	1,424,000		1,580,640	(a)(i)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		820,000	(a)(i)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	1,940,000		1,944,850	(a)(b)
Total Building Products					11,996,359
Commercial Services & Supplies — 1.6%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	800,000		748,000	(a)(b)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	5,495,000		5,082,875	(a)(b)
American Reprographics Co., Senior Notes	10.500%	12/15/16	3,260,000		3,211,100	(b)
Geo Group Inc., Senior Notes	7.750%	10/15/17	2,965,000		3,187,375	(b)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,557,050	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,660,000	(b)
Total Commercial Services & Supplies					15,446,400
Construction & Engineering — 0.8%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	2,710,000		2,655,800	(a)(b)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	4,730,000		4,785,341	(a)(i)
Total Construction & Engineering					7,441,141
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,510,000		3,957,525	(a)(b)
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,840,000		3,067,200	(b)
Machinery — 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	4,460,000		4,526,900	(a)(b)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,910,000		1,871,800	(a)(g)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	2,520,000		2,349,900	(a)(c)(g)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	5,880,000		4,439,400	(b)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	1,600,000		1,268,000	(b)
Total Marine					9,929,100

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Road & Rail — 2.9%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	1,920,000	$ 2,102,400
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	7,075,843	5,250,162	(c)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	2,140,000	2,150,700	(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,699,000	1,987,830	(b)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	6,215,000	6,968,569	(b)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	600,000	639,000	(b)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	4,000,000	4,280,000	(b)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,276,000	3,660,930	(b)
Total Road & Rail				27,039,591
Trading Companies & Distributors — 0.5%
Ashtead Capital Inc., Notes	9.000%	8/15/16	1,280,000	1,347,200	(a)(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	3,475,000	3,596,625	(b)
Total Trading Companies & Distributors				4,943,825
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	5,840,000	2,657,200	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	5,420,000	4,634,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	6,740,000	6,419,850	(a)(b)
Total Transportation				13,711,150
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	950,000	970,188	(a)(b)
TOTAL INDUSTRIALS				145,663,342
INFORMATION TECHNOLOGY — 3.1%
Communications Equipment — 0.5%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	6,100,000	4,636,000	(b)
Electronic Equipment, Instruments & Components — 0.7%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	6,320,000	7,094,200	(a)(b)
IT Services — 0.8%
First Data Corp., Senior Notes	10.550%	9/24/15	6,116,818	5,866,395	(b)
First Data Corp., Senior Notes	12.625%	1/15/21	1,140,000	1,108,650
First Data Corp., Senior Secured Notes	7.375%	6/15/19	250,000	250,625	(a)(b)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	590,000	600,325	(a)(b)
Total IT Services				7,825,995
Semiconductors & Semiconductor Equipment — 1.0%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	1,520,000	1,603,600	(b)
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	1,290,000	1,360,950	(b)(c)
CEVA Group PLC, Senior Secured Notes	12.750%	3/31/20	1,100,000	1,085,491	(a)(f)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	1,590,000	1,745,025	(a)(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	3,430,000	3,661,525	(b)
Total Semiconductors & Semiconductor Equipment				9,456,591
Software — 0.1%
Sophia LP/Sophia Finance Inc., Senior Notes	9.750%	1/15/19	630,000	658,350	(a)
TOTAL INFORMATION TECHNOLOGY				29,671,136
MATERIALS — 9.6%
Chemicals — 1.1%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	2,120,000	2,379,700	(a)(b)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	2,430,000	2,521,125	(a)(b)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	976,000	1,093,120	(b)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	993,207	1,092,528	(b)
Solutia Inc., Senior Notes	8.750%	11/1/17	635,000	722,312	(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
Solutia Inc., Senior Notes	7.875%	3/15/20	2,050,000		$ 2,419,000	(b)
Total Chemicals					10,227,785
Containers & Packaging — 2.7%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	1,006,660		890,894	(a)(b)(c)
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,370,000		3,454,250	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,555,271	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	3,880,000		4,074,000	(b)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	410,000		428,450	(b)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	2,460,000		2,586,075	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.500%	5/15/18	2,120,000		2,125,300	(a)(b)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	5,810,000		5,940,725	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	4,650,000		4,777,875	(a)(b)
Total Containers & Packaging					25,832,840
Metals & Mining — 4.8%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,052,370	(a)(i)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		178,500	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		733,550	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,333,875	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		355,987	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	750,000		778,125	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	5,240,000		5,646,100	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	7,400,000		5,244,750	(a)(b)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		2,248,750	(a)(b)
New World Resources NV, Senior Bonds	7.375%	5/15/15	1,300,000	EUR	1,683,460	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	3,910,000		4,388,975	(b)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	2,190,000		2,255,700	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,536,385	(b)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,220,000		2,244,600
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	310,000		314,650	(b)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	1,840,000		1,784,800	(a)(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,846,000		2,455,413	(i)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,826,000		2,155,955	(i)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	2,070,000		2,111,400	(a)(i)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,239,775	(a)
Total Metals & Mining					45,743,120
Paper & Forest Products — 1.0%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,615,000		3,271,575	(b)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,070,000		1,166,300	(a)(b)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	740,000		680,800	(a)(b)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	120,000		124,200
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,000,000		1,640,000	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	4,510,000		2,525,600	(b)
Total Paper & Forest Products					9,408,475
TOTAL MATERIALS					91,212,220
TELECOMMUNICATION SERVICES — 9.1%
Diversified Telecommunication Services — 5.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	4,620,000		3,626,700	(a)(i)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	370,000		290,450	(a)(i)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	98,000		79,870	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,481,950	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	4,330,000		4,584,387	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	4,225,000		$ 4,446,813	(b)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,630,000		1,731,875	(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	900,000		911,250	(b)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	2,305,000		2,374,150	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,440,000		2,507,100	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	514,708		501,840	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	2,170,000		2,278,500	(b)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	3,120,000		3,393,000	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,344,986	(a)(i)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	700,000		735,840	(a)(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		375,938	(a)
West Corp., Senior Notes	8.625%	10/1/18	2,680,000		2,827,400	(b)
West Corp., Senior Notes	7.875%	1/15/19	4,000,000		4,210,000	(b)
West Corp., Senior Subordinated Notes	11.000%	10/15/16	2,370,000		2,527,013	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,611,900	(a)(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	1,690,000		1,643,525	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	5,252,522		4,092,082	(a)(b)(c)
Windstream Corp., Senior Notes	7.500%	6/1/22	1,110,000		1,168,275	(a)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,030,000		4,191,200	(b)
Total Diversified Telecommunication Services					55,936,044
Wireless Telecommunication Services — 3.2%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	2,220,000		2,353,200	(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	790,000		786,050	(b)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	1,782,231	(a)
Sprint Capital Corp., Global Notes	6.900%	5/1/19	2,380,000		2,040,850	(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		2,634,262	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	9,405,000		7,947,225	(b)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	5,860,000		6,328,800	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	3,754,000		4,063,705	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,107,350	(a)
Total Wireless Telecommunication Services					30,043,673
TOTAL TELECOMMUNICATION SERVICES					85,979,717
UTILITIES — 6.3%
Electric Utilities — 2.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,398,100	(b)
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	2,810,000		2,388,500	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	77,254		74,164
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,513,002		1,494,089	(f)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	6,930,000		6,514,200
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	1,470,000		444,675
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	4.685 - 11.500%	10/1/20	5,160,000		3,921,600	(a)(b)
Total Electric Utilities					19,235,328
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,352,650	(b)
Independent Power Producers & Energy Traders — 3.9%
AES Corp., Senior Notes	8.000%	10/15/17	331,000		373,203	(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	2,290,000		2,375,875	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	730,000		790,225	(a)(b)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,030,000		1,102,100	(a)(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	6,280,000		6,766,700	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	1,100,000		1,191,714	(a)(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — continued
Dynegy Inc., Bonds	7.670%	11/8/16	3,100,000		$ 1,798,000	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	920,000		952,200	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	5,133,000		5,556,472	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	2,380,000		2,344,300	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	6,900,000		7,279,500	(a)(b)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	5,595,000		5,119,425	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,607,586		1,639,737
Total Independent Power Producers & Energy Traders					37,289,451
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		882,450	(a)(i)
TOTAL UTILITIES					59,759,879
TOTAL CORPORATE BONDS & NOTES (Cost — $826,705,058)					829,903,954
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost - $1,004,858)	2.420%	4/20/35	1,601,245		1,210,472	(e)
COLLATERALIZED SENIOR LOANS — 2.8%
CONSUMER DISCRETIONARY — 1.5%
Diversified Consumer Services — 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	3,500,000		3,558,334	(k)
Hotels, Restaurants & Leisure — 0.4%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	3,711,350		3,507,226	(k)
Media — 0.4%
Newsday LLC, Term Loan B	10.500%	8/1/13	4,000,000		4,132,500	(k)
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.770%	5/19/15	2,905,400		2,709,286	(k)
TOTAL CONSUMER DISCRETIONARY					13,907,346
INDUSTRIALS — 0.1%
Marine — 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	420,913		420,913	(g)(k)
Trico Shipping AS, Term Loan B	—	5/13/14	741,086		741,086	(g)(l)
TOTAL INDUSTRIALS					1,161,999
INFORMATION TECHNOLOGY — 0.3%
IT Services — 0.3%
First Data Corp., Term Loan B	4.277%	3/23/18	212,079		186,718	(k)
First Data Corp., Term Loan B2	3.027%	9/24/14	257,218		244,196	(k)
SRA International Inc., Term Loan B	6.500%	7/20/18	2,076,286		2,030,867	(k)
TOTAL INFORMATION TECHNOLOGY					2,461,781
MATERIALS — 0.1%
Chemicals — 0.1%
Kerling PLC, Term Loan	10.000%	6/30/16	1,200,000	EUR	1,381,300	(k)
TELECOMMUNICATION SERVICES — 0.6%
Wireless Telecommunication Services — 0.6%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	6,079,453		6,079,453	(k)
UTILITIES — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776 - 4.795%	10/10/17	2,283,729		1,418,054	(k)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $27,094,191)					26,409,933

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CONVERTIBLE BONDS & NOTES — 1.0%
CONSUMER DISCRETIONARY — 0.6%
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	7,025,000		$ 5,409,250	(a)(b)
INDUSTRIALS — 0.3%
Marine — 0.3%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	4,153,939		2,849,061	(f)(g)
TOTAL INDUSTRIALS					2,849,061
MATERIALS — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	880,000		717,728
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $9,738,414)					8,976,039
SOVEREIGN BONDS — 3.4%
Argentina — 0.4%
Republic of Argentina	7.820%	12/31/33	697,625	EUR	622,801	(e)
Republic of Argentina, GDP Linked Securities	4.191%	12/15/35	4,809,113	EUR	767,448	(e)(m)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	98,000		98,264
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,396,000		1,344,165	(i)
Republic of Argentina, Senior Bonds	2.260%	12/31/38	224,638	EUR	94,322
Republic of Argentina, Senior Notes	8.750%	6/2/17	782,235		786,146
Total Argentina					3,713,146
Brazil — 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,541,000	BRL	881,136
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	14,342,000	BRL	7,925,178
Total Brazil					8,806,314
Colombia — 0.1%
Republic of Colombia, Senior Notes	7.375%	3/18/19	495,000		631,620	(i)
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,174,000		1,074,210	(a)(e)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,170,000		1,070,550	(a)(e)(i)
Total India					2,144,760
Indonesia — 0.7%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	11,011,000,000	IDR	1,677,229
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,031,000,000	IDR	1,143,119
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	6,948,000,000	IDR	1,072,817
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	825,000		1,012,687	(a)(i)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	8,327,000,000	IDR	1,258,230
Total Indonesia					6,164,082
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	4,040,000	PEN	1,722,672
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	1,055,000		1,105,376	(a)(i)
Turkey — 0.4%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,915,250	(i)
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,151,720	(i)
Total Turkey					4,066,970
Venezuela — 0.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,370,000		2,788,675	(a)(i)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,164,000	$ 870,090	(i)
Total Venezuela				3,658,765
TOTAL SOVEREIGN BONDS (Cost — $29,691,761)				32,013,705

			SHARES
COMMON STOCKS — 2.1%
CONSUMER DISCRETIONARY — 1.1%
Media — 1.1%
Charter Communications Inc., Class A Shares			179,858	10,367,015	*
ENERGY — 0.5%
Energy Equipment & Services — 0.5%
KCAD Holdings I Ltd.			455,237,843	4,587,887	*(f)(g)
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC			60,468	0	*(f)(g)(h)
INDUSTRIALS — 0.4%
Building Products — 0.0%
Nortek Inc.			7,072	194,480	*
Marine — 0.4%
DeepOcean Group Holding AS			198,468	3,622,041	*
Horizon Lines Inc., Class A Shares			85,534	218,112	*
Total Marine				3,840,153
TOTAL INDUSTRIALS				4,034,633
MATERIALS — 0.1%
Chemicals — 0.1%
LyondellBasell Industries NV, Class A Shares			30,773	1,326,316
TOTAL COMMON STOCKS (Cost — $20,469,107)				20,315,851
CONVERTIBLE PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost - $5,463,956)	7.500%		51,400	4,762,724	(b)
PREFERRED STOCKS — 2.3%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Corts-Ford Motor Co.	7.400%		53,250	1,360,538
FINANCIALS — 2.2%
Consumer Finance — 1.2%
GMAC Capital Trust I	8.125%		489,100	10,853,129	(e)
Diversified Financial Services — 1.0%
Citigroup Capital XII	8.500%		200,800	5,174,616	(e)
Citigroup Capital XIII	7.875%		168,125	4,529,287	(e)
Total Diversified Financial Services				9,703,903
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		35,900	52,055	*(e)
TOTAL FINANCIALS				20,609,087
TOTAL PREFERRED STOCKS (Cost — $22,949,745)				21,969,625

See Notes to Schedule of Investments.

WESTERN ASSET HIGH INCOME FUND II INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2012

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS — 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	18,500	$ 524,937	*(e)
Buffets Restaurant Holdings	4/28/14	3,488	35	*(f)(g)
Charter Communications Inc.	11/30/14	4,876	73,140	*
CMP Susquehanna Radio Holdings Co.	3/23/19	67,797	369,494	*(a)(f)(g)
General Motors Co.	7/10/16	13,638	206,343	*
General Motors Co.	7/10/19	52,032	543,214	*
Nortek Inc.	12/7/14	8,427	22,753	*(f)(g)
SemGroup Corp.	11/30/14	21,481	128,886	*(g)
TOTAL WARRANTS (Cost — $3,427,941)			1,868,802
TOTAL INVESTMENTS — 100.0% (Cost — $946,545,031#)			947,431,105

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	The coupon payment on these securities is currently in default as of January 31, 2012.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Illiquid security.
(h)	Value is less than $1.
(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Security has no maturity date. The date shown represents the next call date.
(k)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of January 31, 2012.
(m)	The security’s interest income payments are contingent upon the performance of Argentina’s GDP. There are no principal payments over the life of the security or upon the expiration of the security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$822,389,802	$7,514,152		$829,903,954
Collateralized mortgage obligations	—	1,210,472	—		1,210,472
Collateralized senior loans	—	26,409,933	—		26,409,933
Convertible bonds & notes	—	6,126,978	2,849,061		8,976,039
Sovereign bonds	—	32,013,705	—		32,013,705
Common stocks:
Energy	—	—	4,587,887		4,587,887
Financials	—	—	0	*	0	*
Industrials	$412,592	3,622,041	—		4,034,633
Other common stocks	11,693,331	—	—		11,693,331
Convertible preferred stocks	4,762,724	—	—		4,762,724
Preferred stocks	21,969,625				21,969,625
Warrants	749,557	1,096,457	22,788		1,868,802
Total long-term investments	$39,587,829	$892,869,388	$14,973,888		$947,431,105
Other financial instruments:
Forward foreign currency contracts	—	$2,104,917	—		$2,104,917
Total	$39,587,829	$894,974,305	$14,973,888		$949,536,022

Notes to schedule of investments (unaudited) (continued)

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$341,730	—	—	$341,730
Forward foreign currency contracts	—	$58,808	—	58,808
Total	$341,730	$58,808	—	$400,538

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE	CONVERTIBLE
	BONDS &	BONDS &	COMMON STOCKS
INVESTMENTS IN SECURITIES	NOTES	NOTES	ENERGY	FINANCIALS		INDUSTRIALS	WARRANTS	TOTAL
Balance as of April 30, 2011	$7,443,802	—	$5,140,895	—		$179,570	$67,451	$12,831,718
Accrued premiums/discounts	9,112	$25,105	—	—		—	—	34,217
Realized gain (loss)(1)	(8,542)	(1)	—	—		335,303	—	326,760
Change in unrealized appreciation (depreciation)(2)	(1,360,228)	(1,901,921)	(608,710)	$(6,896,193)		(179,570)	324,831	3,170,595
Purchases	7,169,890	5,238,746	4,006,093	6,896,193		—	—	9,518,536
Sales	(534,638)	(512,868)	(3,950,391)	—		(335,303)	—	(5,333,200)
Transfers into Level 3(3)	1,494,089	—	—	—		—	—	1,494,089
Transfers out of Level 3(4)	(6,699,333)	—	—	—		—	(369,494)	(7,068,827)
Balance as of January 31, 2012	$7,514,152	$2,849,061	$4,587,887	$0	*	—	$22,788	$14,973,888
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2012(2)	$(1,158,938)	$(1,901,921)	$581,794	—		—	$(44,663)	$(2,523,728)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3) Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical

Notes to schedule of investments (unaudited) (continued)

investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to schedule of investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $58,808. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$62,349,701
Gross unrealized depreciation	(61,463,627)
Net unrealized appreciation	$886,074

At January 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	263	3/12	$32,282,598	$32,624,328	$(341,730)

Notes to schedule of investments (unaudited) (continued)

At January 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	UBS AG	2,300,000	$3,008,592	2/16/12	$47,802
Contracts to Sell:
British Pound	Citibank, N.A.	1,500,000	2,363,440	2/16/12	37,445
British Pound	UBS AG	2,174,000	3,425,413	2/16/12	50,715
Euro	JPMorgan Chase & Co.	1,292,600	1,690,825	2/15/12	(42,631)
Euro	Citibank, N.A.	5,500,000	7,194,459	2/16/12	410,804
Euro	UBS AG	21,330,917	27,902,618	2/16/12	1,558,151
Euro	Citibank, N.A.	1,400,000	1,831,361	2/29/12	(16,177)
					1,998,307
Net unrealized gain on open forward foreign currency contracts					$2,046,109

Transactions in reverse repurchase agreements for the Fund during the period ended January 31, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$45,705,946	0.737%	$53,976,979

* Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.150% to 1.150% during the period ended January 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $258,377.

At January 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Credit Suisse	0.75%	5/31/2011	TBD*	$1,279,810
Credit Suisse	0.50%	8/1/2011	TBD*	1,120,150
Credit Suisse	0.85%	8/1/2011	TBD*	1,491,162
Credit Suisse	0.75%	9/29/2011	TBD*	1,692,067
Credit Suisse	0.85%	9/29/2011	TBD*	1,536,313
Credit Suisse	1.00%	9/29/2011	TBD*	523,334
Credit Suisse	1.00%	9/29/2011	TBD*	1,453,347
Credit Suisse	1.00%	9/29/2011	TBD*	1,681,293
Credit Suisse	0.85%	10/5/2011	TBD*	1,787,330
Credit Suisse	0.95%	10/5/2011	TBD*	1,036,320
JPMorgan	0.15%	1/17/2012	TBD*	1,401,400
JPMorgan	1.00%	1/17/2012	TBD*	1,147,290
JPMorgan	1.00%	1/17/2012	TBD*	1,966,860
JPMorgan	1.00%	1/17/2012	TBD*	3,466,000
JPMorgan	1.05%	1/17/2012	TBD*	239,020
JPMorgan	1.05%	1/17/2012	TBD*	872,485
JPMorgan	1.15%	1/17/2012	TBD*	833,540
UBS	0.50%	9/15/2011	TBD*	575,438
UBS	0.50%	9/15/2011	TBD*	847,687
UBS	0.50%	9/15/2011	TBD*	965,250
UBS	0.50%	9/15/2011	TBD*	1,681,300
UBS	0.60%	9/15/2011	TBD*	793,650
UBS	0.60%	9/15/2011	TBD*	998,250
UBS	0.65%	9/15/2011	TBD*	2,242,500
UBS	0.70%	9/15/2011	TBD*	478,750
UBS	0.70%	9/15/2011	TBD*	730,000
UBS	0.70%	9/15/2011	TBD*	952,875
UBS	0.70%	9/15/2011	TBD*	1,740,000
UBS	0.85%	9/15/2011	TBD*	1,903,650
UBS	1.00%	9/15/2011	TBD*	266,288
UBS	1.00%	9/15/2011	TBD*	1,386,525
				$39,089,884

* TBD - To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On January 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $49,921,938.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	—	$(341,730)	—	—	$(341,730)
Foreign Exchange Contracts	—	—	$2,104,917	$(58,808)	2,046,109
Total	—	$(341,730)	$2,104,917	$(58,808)	$1,704,379

During the period ended January 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$1,429,047
Forward foreign currency contracts (to sell)	40,254,090
Futures contracts (to buy)†	818,188
Futures contracts (to sell)	31,976,485

†At January 31, 2012, there were no open positions held in this derivative.

Notes to schedule of investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Income Fund II Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: March 27, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: March 27, 2012